UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Sierra Point Parkway, Suite 1200 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, Vera Therapeutics, Inc. (the “Company”) announced positive 36-week data from the Company’s ORIGIN Phase 3 clinical trial of atacicept in adult patients with immunoglobulin A nephropathy (“IgAN”). A copy of the press release is furnished as Exhibit 99.1. In connection with the data release, the Company compiled a presentation entitled “Origin Phase 3 Topline Results” (the “Presentation”) that includes the week 36 data from the ORIGIN Phase 3 clinical trial referenced above. A copy of the Presentation is furnished as Exhibit 99.2. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

As noted in Item 7.01, on June 2, 2025, the Company announced positive 36-week data from the Company’s ORIGIN Phase 3 clinical trial of atacicept in adult patients with IgAN. Atacicept is the Company’s potential best-in-class, disease-modifying dual inhibitor of the cytokines B-cell activating factor and a proliferation-inducing ligand. ORIGIN Phase 3 is an ongoing global, multicenter, randomized, double-blind, placebo-controlled clinical trial of 431 adults evaluating the efficacy and safety of atacicept in adult patients with IgAN. The primary efficacy endpoint was the change in 24-hour urine protein-to-creatinine ratio (“UPCR”) compared to placebo at the 36-week interim analysis.

Participants treated with atacicept (n=103) achieved a 46% reduction from baseline in proteinuria as measured by 24-hour UPCR, with a statistically significant and clinically meaningful 42% reduction in UPCR compared to placebo (p<0.0001) at week 36. For other prespecified endpoints, atacicept treatment also demonstrated results that were consistent with or better than those previously observed in the ORIGIN Phase 2b trial. The safety profile of atacicept in this analysis was favorable, and comparable to placebo. The Company plans to share these results with the U.S. Food and Drug Administration (the “FDA”) in the coming weeks, and full results will be submitted to the American Society of Nephrology Kidney Week.

Next Steps

The ORIGIN Phase 3 trial will continue in a placebo-controlled blinded manner to evaluate the change in kidney function over two years as measured by estimated glomerular filtration rate and is expected to complete in 2027. The Company currently plans to submit a biologics license application (“BLA”) for accelerated approval for atacicept in IgAN to the FDA in the fourth quarter of 2025, with a projected commercial launch, if approved, in 2026.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the Company’s expectations regarding the timing of submission of a BLA to the FDA and commercial launch, if approved, expansion of its development pipeline for atacicept, atacicept’s potential to be a best-in-class treatment for patients with IgAN, the Company’s expectations regarding the potential for B cell modulation through B-cell activating factor/A proliferation-inducing ligand dual inhibition to transform the treatment landscape for certain autoimmune diseases, the Company’s anticipated presentations of clinical trial data, the Company’s product candidates, strategy and regulatory matters and the Company’s expectations regarding submitting a BLA for atacicept in IgAN and projected commercial launch. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “expects,” “may,” “plan,” “potential,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, preliminary results may not be predictive of topline results, risks and uncertainties associated with the Company’s business in general, the impact of macroeconomic and geopolitical events and the other risks described in the Company’s filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Vera Therapeutics, Inc., dated June 2, 2025.

99.2	Slide presentation entitled “Origin Phase 3 Topline Results”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: June 2, 2025

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer